SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):

                        April 29, 2003 (April 25, 2003)


                             CAN-CAL RESOURCES LTD.
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              Exact Name of Registrant as Specified in its Charter)

            Nevada                       0-26669                 86-0865852
------------------------------   -----------------------    --------------------
 (State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
       of incorporation)                                     Identification No.)



     8221 Cretan Blue Lane
     Las Vegas, Nevada                                            89128
---------------------------------------------------------   --------------------
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (702) 243-1849


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)

ITEM 5.   OTHER EVENTS


     Can-Cal Resources Ltd. ("the Company") announced that Mr. Anthony F. Ciali, President of the Company, has been appointed Chief Executive Officer and named to the Company's Board of Directors. Mr. Ciali joined the Company as President on March 24, 2003 and has over 22 years of international senior management experience in the gold mining industry. Mr. Ronald D. Sloan, formerly Chairman and CEO, will continue as Chairman of the Company.

     The Company also announced that Mr. Luis A. Vega has accepted a consulting position with the Company as Senior Consulting Geologist. Mr. Vega has 30 years of international gold exploration experience with senior mining companies including Utah International, Duval Corporation and, most recently, Battle Mountain Gold, where he was Vice President - Manager, Latin American Exploration. Mr. Vega's exploration experience has encompassed projects in the Western US, Mexico, and Central and South America, including Bolivia (Korri Kollo gold mine), Chile, Argentina, and the Dominican Republic, as well as submittal evaluations in Peru, Ecuador, Brazil, Uruguay and Venezuela.

     Mr. Vega holds a Bachelor of Science in Geology and a Masters of Science in Economic Geology.

     Can-Cal Resources Ltd. is engaged in the exploration of precious metals mineral properties, with gold exploration projects located in California and Arizona. In addition to ongoing research to develop a gold extraction process for the Pisgah property, the Company is also presently developing industrial sales markets for a portion of the cinder rock materials located on the property and is investigating additional business opportunities for such industrial sales. As part of its future growth strategy, the Company intends to investigate opportunities to acquire and develop additional mineral properties, both in North and South America.


FORWARD LOOKING STATEMENTS
--------------------------

     Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 provide a "safe harbor" for forward looking statements that are based on current expectations, estimates and projections, and management's beliefs and assumptions. Words such as "believes," "expects," "intends," "plans," "estimates," "may," "attempt," "will," "goal," "promising," or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult or impossible to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statement whether as a result of new information, future events or otherwise.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAN-CAL RESOURCES LTD.


Dated:  April 28, 2003                      By:     /s/  Anthony F. Ciali
                                                 -------------------------------
                                                 ANTHONY F. CIALI,
                                                 Chief Executive Officer





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